Net Income (Loss) per Common Share	3 Months Ended
Mar. 31, 2021
Earnings Per Share [Abstract]
Net Income (Loss) per Common Share

19. Net Income (Loss) per Common Share

Basic income (loss) per share is based on the weighted-average number of common shares outstanding during each period. Diluted income (loss) per share is based on basic shares as determined above, plus the incremental shares that would be issued upon the assumed exercise of “in-the-money” options and warrants using the treasury stock method and the inclusion of all convertible securities, including convertible debentures, assuming these securities were converted at the beginning of the period or at the time of issuance, if later, adding back any direct incremental expenses related to the convertible securities, including interest expense, debt discount amortization. The computation of diluted net income (loss) per share does not assume the issuance of common shares that have an anti-dilutive effect on net loss per share.

The computation of the diluted income per share for the three months ended March 31, 2020, after the add back of interest income of $79,300 and amortization of debt discount of $396,010 was anti-dilutive.

For the three months ended March 31, 2021 and 2020, the following options, warrants and convertible debentures were excluded from the computation of diluted loss per share as the result of the computation was anti-dilutive:

Description	Three Months ended March 31, 2021	Three Months ended March 31, 2020

Options	1,672,938	315,938
Warrants	567,336	1,067,486
Convertible debentures	—	1,106,250
	2,240,274	2,489,674